Other Exhibit




                             POWER OF ATTORNEY


          RESOLVED, that the undersigned hereby constitutes and appoints Elizabeth A. Keeley, Marie E. Connolly, John
          E. Pelletier, Michael Petrucelli, and Mark A. Karpe, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Institutional Preferred Money Market Fund (including pre- and post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                        /s/ Joseph S. DiMartino
                                   _______________________________________
                                        Joseph S. DiMartino,
                                        Chairman of the Board

DATED:  May 21, 1997





                                                                Other Exhibit




                             POWER OF ATTORNEY


          RESOLVED, that the undersigned hereby constitutes and appoints Elizabeth A. Keeley, Marie E. Connolly, John
          E. Pelletier, Michael Petrucelli, and Mark A. Karpe, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Institutional Preferred Money Market Fund (including pre- and post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                        /s/ Clifford L. Alexander, Jr.
                                   _______________________________________
                                        Clifford L. Alexander, Jr.,
                                        Board Member

DATED:  May 21, 1997




                                                                Other Exhibit




                             POWER OF ATTORNEY


          RESOLVED, that the undersigned hereby constitutes and appoints Elizabeth A. Keeley, Marie E. Connolly, John
          E. Pelletier, Michael Petrucelli, and Mark A. Karpe, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Institutional Preferred Money Market Fund (including pre- and post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                        /s/ Lucy Wilson Benson
                                   _______________________________________
                                        Lucy Wilson Benson,
                                        Board Member

DATED:  May 21, 1997